UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 13, 2018

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31775 (Commission File Number)	86-1062192 (IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.03 below is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 13, 2018, Ashford Hospitality Trust, Inc. (the “Company”), through certain wholly owned subsidiaries of its operating partnership (each a “Borrower” and, collectively, the “Borrowers”), entered into agreements relating to six separate loans (the “Loans”), each of which is secured by separate mortgage pools, with Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A. Each Loan is structured as a mortgage loan and one or more mezzanine loans directly or indirectly secured by the corresponding hotel properties set forth on the schedule below (collectively, the “Loan Agreements”) for aggregate borrowings of approximately $1.27 billion. The Loans refinance existing loans with existing outstanding balances totaling approximately $1.07 billion.

The Loans have a weighted average interest rate of 30-day LIBOR plus 3.85%, which shall increase by 0.125% upon commencement of each of the fourth and fifth extension periods, as described below, and require monthly payments of interest only. The Loans are nonrecourse, subject to environmental and other customary recourse carve-outs that are guaranteed by Ashford Hospitality Limited Partnership, the operating partnership of the Company, and contain such events of defaults, cure periods and remedies that are customarily granted to a secured lender, including the right to accelerate the debt and foreclose on the collateral following an uncured event of default. Each Loan has an initial term of two years with five one-year extensions available at the Borrower’s option, subject to certain conditions as described in the Loan Agreements. Each Loan is prepayable at any time, subject to a spread maintenance premium on the portion of the Loan exceeding 25% of the original principal balance prepaid prior to the 18th payment date. The original principal amounts of each pool and the hotel properties directly or indirectly securing each such pool are set forth in the following table:

Pool	Principal Amounts	Interest Rate Spread (Weighted Average)	Secured Properties
A	Mortgage: $144,400,000 Mezzanine: $36,320,000	3.67%

Courtyard Columbus Tipton Lakes, Columbus, IN
Courtyard Scottsdale Old Town, Scottsdale, AZ
Residence Inn Phoenix Airport, Phoenix, AZ
SpringHill Suites Manhattan Beach, Manhattan Beach, CA
SpringHill Suites Plymouth Meeting, Plymouth Meeting, PA
Residence Inn Las Vegas Hughes Center, Las Vegas, NV
Residence Inn Newark, Newark, CA

B	Mortgage: $149,400,000 Mezzanine: $25,000,000	3.41%

Courtyard Newark, Newark, CA
SpringHill Suites BWI, Baltimore, MD
Courtyard Oakland Airport, Oakland, CA
Courtyard Plano Legacy, Plano, TX
Residence Inn Plano, Plano, TX
TownePlace Suites Manhattan Beach, Manhattan Beach, CA
Courtyard Basking Ridge, Basking Ridge, NJ

C	Mortgage: $176,000,000 Senior Mezzanine: $25,040,000 Junior Mezzanine: $20,000,000	3.75%	Sheraton San Diego Mission Valley, San Diego, CA Sheraton Bucks County, Langhorne, PA Hilton Ft. Worth, Ft. Worth, TX Hyatt Regency Coral Gables, Coral Gables, FL Hilton Minneapolis, Bloomington, MN
D	Mortgage: $185,600,000 Senior Mezzanine: $37,644,000 Junior Mezzanine: $39,396,000	4.04%	Hilton Santa Fe, Santa Fe, NM Embassy Suites Dulles, Herndon, VA Marriott Beverly Hills, Beverly Hills, CA One Ocean Resort, Atlantic Beach, FL Marriott Suites Dallas Market Center, Dallas, TX

E	Mortgage: $160,000,000 Senior Mezzanine: $28,160,000 Junior Mezzanine: $28,160,000	4.38%	Marriott Memphis East, Memphis, TN Embassy Suites Philadelphia Airport, Philadelphia, PA Sheraton Anchorage, Anchorage, AK Lakeway Resort & Spa, Austin, TX Marriott Fremont, Fremont, CA
F	Mortgage: $166,600,000 Senior Mezzanine: $21,630,000 Junior Mezzanine: $26,890,000	3.70%

W Atlanta Downtown, Atlanta, GA
Embassy Suites Flagstaff, Flagstaff, AZ
Embassy Suites Walnut Creek, Walnut Creek, CA
Marriott Bridgewater, Bridgewater, NJ
Marriott Durham Research Triangle Park, Durham, NC

The foregoing description of the Loan Agreements is qualified in its entirety by reference to the Loan Agreements, a copy of each of which is filed as Exhibits 10.1 through 10.16 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 15, 2018, the Company issued a press release announcing the refinancing and entry into the Loan Agreements. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1

Loan Agreement, dated as of June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford Tipton Lakes LP, Ashford Scottsdale LP, Ashford Phoenix Airport LP, Ashford Hawthorne LP, Ashford San Jose LP, Ashford LV Hughes Center LP and Ashford Plymouth Meeting LP, as borrowers.

10.2

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior A LLC, as borrower.

10.3

Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford Newark LP, Ashford BWI Airport LP, Ashford Oakland LP, Ashford Plano-C LP, Ashford Plano-R LP, Ashford Manhattan Beach LP and Ashford Basking Ridge LP as borrowers.

10.4

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior B LLC, as borrower.

10.5

Loan Agreement, dated as of June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford MV San Diego LP, Ashford Bucks County LLC, New Fort Tower I Hotel Limited Partnership, Ashford Coral Gables LP and Ashford Minneapolis Airport LP, as borrowers.

10.6

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior C LLC, as borrower.

10.7

Junior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Junior C LLC, as borrower.

10.8

Loan Agreement, dated as of June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford Dulles LP, Ashford Santa Fe LP, Ashford Market Center LP, New Beverly Hills Hotel Limited Partnership and Ashford Atlantic Beach LP, as borrowers.

10.9

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior D LLC, as borrower.

10.10

Junior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Junior D LLC, as borrower.

10.11

Loan Agreement, dated as of June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford Memphis LP, Ashford Philly LP, Ashford Anchorage LP, Ashford Lakeway LP and Ashford Fremont LP, as borrowers.

10.12

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior E LLC, as borrower.

10.13

Junior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Junior E LLC, as borrower.

10.14

Loan Agreement, dated as of June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Bank, N.A., as lenders, and Ashford Downtown Atlanta LP, Ashford Flagstaff LP, Ashford Walnut Creek LP, Ashford Bridgewater Hotel Partnership, LP and Ashford Durham I LLC, as borrowers.

10.15

Senior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Senior F LLC, as borrower.

10.16

Junior Mezzanine Loan Agreement, dated June 13, 2018, between Bank of America, N.A., Barclays Bank PLC and Morgan Stanley Mortgage Capital Holdings LLC, as lenders, and Ashford Junior F LLC, as borrower.

99.1	Press release, dated June 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2018

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ ROBERT G. HAIMAN
Robert G. Haiman
Executive Vice President & General Counsel